                                                                    EXHIBIT 99.1
                              Friedman's Jewelers
                             Investor Presentation
                                October 4, 2001

Some of the statements contained in this presentation contain forward looking information that could involve a number of risks and uncertainties. Actual results could differ materially. Please refer to our SEC filings for certain risk factors associated with an investment in our securities.

Investment Highlights
---------------------
 .    Third largest specialty retailer of fine jewelry in the US

 .    Superior customer value proposition

 .    In-store credit drives recurring traffic

 .    3,000 store opportunity driven through power strip strategy

 .    Market dominance drives operating efficiencies and superior financial returns

 Company History
---------------
 .    Founded 1920

 .    Brand building: 1992-2001

     -    Introduced "Value Leader" positioning

     -    Pioneered power strip center real estate strategy

     -    Expanded rapidly: 643 stores in 2001 from 55 stores in 1992

     -    Built highly capable management team

 .    Profit Expansion: 2002-2003

     -    Narrow band-width of store performance

     -    Slower unit growth

     -    Maximize financial returns

Third Largest Specialty Retailer of Fine Jewelry
------------------------------------------------

 .  Operate 643 stores in 20 states

 .  Largest jewelry retailer in this geography

Industry and Competition
------------------------
 .  $43 billion industry

 .  Growing faster than retail sales

 .  Highly-fragmented, approximately 26,000 stores nationwide

     -  Seven largest companies accounted for less than 25% of the market

 .  Competition:

     -  Major brands (Zale, Kay, Friedman's/Crescent, Whitehall, Helzberg)

     -  Mass merchandisers and department stores

     -  Alternative distribution: catalog, home shopping and internet

Business Strategy
-----------------
 .    Focus on value conscious customer
 .    Deliver superior value proposition
 .    Aggressively drive store traffic
      --   Very frequent advertising
      --   In-store credit payments
 .    Achieve dominant market share to drive financial returns

Attractive Customer Demographics
--------------------------------
 .   18-45 year old consumers

      -   43% of the United States population

      - Late teen to early 20's expected to grow faster than overall population

 .   $35,000 - $50,000 household income

      -   59% of the United States population

      -   Underserved by specialty retail jewelers'

 .   Complimentary to Sears and Wal-Mart

Power strip store exterior
--------------------------
 .  Close proximity to Wal-Mart
 .  Strong co-tenancy: Payless Shoes, Cato

Mall Store Exterior
-------------------
 .  Bright
 .  Unintimidating
 .  Easy to shop

Store Interior
--------------
 .  Crisp and dynamic presentation
 .  Store specific plan-o-grams
 .  "Key Item" focus

Merchandising Strategy
----------------------
 .  Offer consistently superior values
   --  Guaranteed low prices on high quality products

 . Selectively expand assortments (product and price points) to add breadth to offering

 .  Intense focus on purchasing, forecasting and replenishment to drive GMROI

Advertising: Drives Superior Traffic
------------------------------------
 .  Direct and consistent brand message

 .  Most frequent advertiser of specialty jewelers

 .  Multi-tiered, fully integrated media program
   --   145 million newspaper inserts annually
   --   70 spot TV markets with 1.2 billion impressions annually
   --   5 million direct mail pieces annually

 .  Credit program doubles store traffic

 .  Credit customers
   --   Foundation of direct mail effort

In-Store Credit Programs
------------------------
 .  53% of customers purchase with proprietary credit

 .  75% of credit customers pay in store

   --   12 visits annually

   --   Doubles store traffic

 .  10 counter payments per store/per day on average

 .  Results:

    -   Builds personal customer relationships

    -  Produces structurally recurring and predictable traffic

    -  Drives repeat transactions

Power Strip Center Strategy
----------------------------
Only specialty jewelry retailer pursuing a power strip location strategy

 .  66% power strip center stores

 .  Close proximity to discount stores, drives traffic

 .  Low operating costs and superior margins and financial returns

Regional Mall Strategy
----------------------
 .  Profitable assets achieving excellent returns

 .  Creates brand umbrella

 .  Fewer new store opportunities


Efficiencies through Market Density
-----------------------------------

 .  Strong brand name and store base

 .  Realize operating, managerial, marketing and advertising efficiencies

 .  Higher ROI in areas with higher store densities


Growth Strategy
---------------

 .  New store growth

    -  Opportunity for 3x store growth in existing markets

    -  Target openings in markets with strong brand presence

    -  3,000 store national potential

 .  High return, low risk store model

 .  Potential acquisition of Crescent Jewelers


National Opportunity
--------------------

 .  Strategy targets Wal-Mart anchored power strip centers

 .  2,000 additional Wal-Mart locations (1,000+ in-market)

 .  Expand to national audience
   -- There are 2,624 total Wal-Mart stores, 912 of which are in non-Friedman's states and 1,712 of which in Friedman's states.


Crescent Jewelers
-----------------

 .  Specialty retailer of fine jewelry

 .  155 stores in seven western states

 .  Leading market share

 .  Largest and fastest growing region

 .  Outstanding demographics


Unique Crescent Relationship
----------------------------

 .  Strategic relationship since 1996

 .  Fee for service relationship

    - Provide accounting, information technology support, back office processing services

    -  Credit enhancement and loan guarantor

 .  Hold 15 year warrant

    -  50% ownership

    -  $500,000 exercise price

 .  Same Chief Executive Officer and Chief Financial Officer


Highly Experienced Management Team
----------------------------------


Corporate
---------
Brad Stinn               Chief Executive Officer
Victor Suglia            Chief Financial Officer


Friedman's Brand
----------------
Doug Anderson            President, Chief Operating Officer
Paul Leonard             Chief Merchandising Officer


Crescent Brand
--------------
Randy Poe                President, Chief Operating Officer
Lee North                Chief Merchandising Officer

                              Financial Overview
                              ------------------

Sales Growth

Sales were $173.7 million in 1996, $214.3 million in 1997, $259.1 million in 1998, 308.4 million in 1999 and 377.3 million in 2000, which yields a CAGR of 21.4%. Sales were $312.9 million for the nine months ended June 30, 2000 and
346.5 million for the nine months ended June 30, 2001, which yields a CAGR of 10.7%.

There were 301 Friedman's stores at the end of fiscal 1996, 384 at the end of fiscal 1997, 471 at the end of fiscal 1998, 531 at the end of fiscal 1999, and 619 at the end of fiscal 2000. For the nine months ended June 30, 2000, there were 599 stores and for the nine months ended June 30, 2001, there were 635 stores.

EBITDA

EBITDA was $30.2 million in 1996, $33.8 million in 1997, $23.8 in 1998, $33.7 million in 1999 and $43.4 in 2000, which yields a CAGR of 9.5%. EBITDA was $40.7 million for the nine months ended June 30, 2000 and $37.5 million for the nine months ended June 30, 2001, which yields a CAGR of -7.8%.

There were 301 Friedman's stores at the end of fiscal 1996, 384 at the end of fiscal 1997, 471 at the end of fiscal 1998, 531 at the end of fiscal 1999, and 619 at the end of fiscal 2000. For the nine months ended June 30, 2000, there were 599 stores and for the nine months ended June 30, 2001, there were 635 stores.

Earnings Per Share

Earnings per share were $0.72 in 1998, $1.13 in 1999 and $1.36 in 2000, which yields a CAGR of 37.4%. Earnings per share were $1.39 for the nine months ended June 30, 2000 and $1.21 for the nine months ended June 30, 2001, which yields a CAGR of -13.0%.

Fiscal 2001: Position for the Next Phase of Growth
--------------------------------------------------
 . Transitioned to a slower pace of unit growth and rationalized cost structure . Reached advertising critical mass in majority of markets
 .  Closed or consolidated a significant number of underperforming stores
 .  Restructured internet joint venture
 .  Added President - Chief Operating Officer

Benefits of Slower Unit Growth
------------------------------
 .  Maturation of the Company's store base and organization
 . Increase in average store sales due to lack of dilution from growth . Improvement in credit productivity
 .  Disposal of lower yielding assets and related earning drag

 .  Operating predictability enhanced

Power Strip Store Economics
---------------------------
Initial Investment:
         Inventory, net of payables      $ 140,000
         Leaseholds/assets                  80,000
         Average accounts receivable/1/     42,500
Total                                    $ 262,500

 . Merchandise sales are $500,000 in the first year and $750,000 in the fifth year.
 . Stores contribution is 16% in the first year and 22% in the fifth year
 . Operating income is $80,000 in the first year and $165,000 in the fifth year . Approximate ROI is 30% in the first year and 55% in the fifth year

Mall Economics
--------------
Initial Investment:
         Inventory, net of payables      $ 170,000
         Leaseholds/assets                 180,000
         Average accounts receivable/2/     65,000
Total                                    $ 415,000

 . Merchandise sales are $750,000 in the first year and $1,100,000 in the fifth year.
 . Stores contribution is 15% in the first year and 20% in the fifth year
 . Operating income is $110,000 in the first year and $220,000 in the fifth year . Approximate ROI is 26% in the first year and 45% in the fifth year

Credit Portfolio
----------------
Accounts receivable (net) were $74.4 million in 1997, $85.9 million in 1998, $97.8 in 1999, $122.2 million in 2000 and estimated to be $132.5 million in 2001. The average account balance was $330 in 1997, $351 in 1998, $378 in 1999, 401 in 2000 and estimated to be $401 in 2001. The number of accounts was 225,700 in 1997, 244,900 in 1998, 258,700 in 1999, 304,700 in 2000 and estimated to be
330,000 in 2001. Credit sales percent was 56.9% in 1997, 55.0% in 1998, 53.7% in
1999, 52.6% in 2000 and estimated to be 52.5% in 2001. 90+ day delinquency was 7.7% in 1997, 7.1% in 1998, 4.7% in 1999, 5.8% in 2000 and estimated to be 5.0%
in 2001. Gross credit yield was 4.9% in 1997, 3.5% in 1998, 7.7% in 1999, 13.0 %
in 2000 and estimated to be 7.5% in 2001.

Strong Capitalization
---------------------
As of June 30, 2001, our total capitalization was $284 million, $60.6 million or 21.3% of which was bank debt and $223.4 million or 78.7% of which was shareholders' equity. As of June 30, 2001, the book value per share was $15.40.



___________________________

/1/ First Year - also assumes 50% of accounts receivable is financed at 7.5% /2/ First Year - also assumes 50% of accounts receivable is financed at 7.5%

Fiscal 2002: Capital Expenditures
---------------------------------
                                        36 Stores            No Growth
                                        ---------            ---------
Capital Expenditures                  $8.1 million           $4.8 million
Depreciation                          (11.8)                 (11.6)
Net change, PP&E/3/                   $(3.7) million         $(6.8) million


__________________________________

/3/ Projected amounts for fiscal year ending September 29, 2002.